Exhibit 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE, ACCOUNTING AND

FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Western Gaming Corporation (the "Company") on Form 10-Q for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Robert Muniz, Secretary/Treasurer of the Company, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

   (1)  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Robert Muniz

Robert Muniz

Secretary/Treasurer

October 4, 2004